UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2013

GARDNER DENVER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13215	76-0419383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Liberty Ridge Drive, Suite 3000 Wayne, PA		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 249-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

The following information is based on Gardner Denver, Inc.’s (the “Company”) preliminary unaudited results for the second fiscal quarter ended June 30, 2013. The Company currently expects revenue for the three months ended June 30, 2013 to be in an estimated range between $550 million and $555 million, and currently expects Adjusted EBITDA for the period to be in an estimated range between $102.0 million and $106.7 million. These estimated ranges are generally in line with the Company’s expectations.

Additional detail concerning these estimates is being furnished as Exhibit 99.1 to this report on Form 8-K.

In accordance with general instruction B.2 of Form 8-K, the information contained in Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act nor shall it be deemed incorporated by reference in any Company filing or report with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing or report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Preliminary Second Quarter Results

Forward-Looking Information

This Current Report on Form 8-K, including exhibits hereto, is made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate Merger with Parent. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger with Acquisition Sub may not be consummated in a timely manner, if at all; (ii) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay Parent a termination fee of $103.4 million and/or reimbursement of their expenses of up to $10 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (v) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2013	GARDNER DENVER, INC.

	By:	/s/ Brent A. Walters
	Name:	Brent A. Walters
	Title:	Vice President, General Counsel, Chief Compliance Officer and Secretary